UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 2, 2007

                              ENGlobal Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

            001-14217                                88-0322261
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     (Commission File Number)            (IRS Employer Identification No.)


654 N. Sam Houston Pkwy E., Suite 400, Houston, Texas             77060-5914
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      (Address of Principal Executive Offices)                    (Zip Code)

                                  281-878-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 2, 2007, Michael L. Burrow retired from his positions as Chairman of the Board and Chief Executive Officer, and announced his intention to retire as President on May 18, 2007. The Company entered into a Separation Agreement and Release with Mr. Burrow, providing for severance payments equal to his current salary for a period of up to one year following the date of his retirement. In addition, Mr. Burrow's health, medical, and dental insurance policies will remain in effect for the one-year period following the date of his retirement. The Separation Agreement and Release included customary covenants, including a release by Mr. Burrow of any liability relating to his employment by the Company.

In connection with the Separation Agreement and Release, the Company, Mr. Burrow, and Alliance 2000, Ltd. ("Alliance"), a partnership controlled by William A. Coskey and Hulda Coskey, entered into a Second Amended and Restated Alliance 2000, Ltd. Stock Option Agreement. Under the amended agreement, Mr. Burrow's option to acquire shares from Alliance will not expire on his retirement, but rather will remain in existence until December 20, 2011. In exchange, Mr. Burrow agreed to certain covenants, including non-competition and non-interference covenants.

The foregoing descriptions of the Separation Agreement and Release and the Second Amended and Restated Alliance 2000, Ltd. Stock Option Agreement do not purport to be complete and are qualified in their entirety by reference to the agreements, which are filed as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         Exhibit Number    Description
         --------------    -----------

         10.1 Separation Agreement and Release dated April 2, 2007, between ENGlobal Corporation and Michael L. Burrow.

         10.2 Second Amended and Restated Alliance Stock Option Agreement dated to be effective as of December 20, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ENGlobal Corporation

Date: May 23, 2007                       By: /s/ Natalie S. Hairston
                                         -------------------------------
                                         Natalie S. Hairston, Investor Relations
                                         Officer, Chief Governance Officer, and
                                         Corporate Secretary


                                  EXHIBIT LIST

Exhibit Number      Description
--------------      -----------

10.1 Separation Agreement and Release dated April 2, 2007, between ENGlobal Corporation and Michael L. Burrow.

10.2 Second Amended and Restated Alliance Stock Option Agreement dated to be effective as of December 20, 2006.